EXHIBIT 10.13

LOAN PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made by and between the undersigned Seller and Purchaser.

WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and pay for, the Loans (hereinafter defined) upon, subject to and conditioned upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the premises, and the covenants, conditions and agreements hereinafter contained, the parties hereto agree as follows:

1.	(a) Certain Definitions. As used herein, the following terms shall have the following definitions:

(i)	Seller:	FIRST UNITED BANK AND TRUST COMPANY

(ii)	Seller’s Address:	P.O. Box 130 1400 West Main Street Durant, Oklahoma 74701 Attention: Bert Davison Tel No.: (580) 924-2211 Fax No.: (580) 924-2430

	With a Copy to:	WILLIAM DAVID KEESE, ESQ. William David Keese, P.C. P.O. Box 130 1400 West Main Street Durant, Oklahoma 74701 Tel No.: (580) 920-4978 Fax No.: (580) 924-2430 Email: dkeese@firstunitedbank.com

(iii)	Purchaser:	INDEPENDENT BANK GROUP, INC.

(iv)	Purchaser’s Address:	1600 Redbud Boulevard, Suite 400 McKinney, Texas 75069 Attention: David R. Brooks Tel No.: (972) 562-9004 Fax No.: (972) 562-5496

	With a Copy to:	DOUG RAKE, ESQ. Haynie Rake & Repass PC 14651 Dallas Parkway Dallas, Texas 75254 Tel No.: (972) 716-1855 Fax No.: (972) 716-1850 Email: doug@hrrpc.com

(v)	Loans:	The “Loans” are collectively referred to as the following loans:

(a) Loan No. 400114658 in the original principal sum of $6,975,000.00 executed by SB Harbor Market Joint Venture (“SB Harbor”) and payable to the order of Seller (the “6,975,000.00 SB Harbor Note”) secured by a deed of trust lien conveyed in a deed of trust dated May 14, 2007 recorded under Document Number 20080912001101930 of the Official Public Records of Collin County, Texas, together with all other collateral securing that loan (the “$6,975,000.00 SB Harbor Loan Documents”);

(b) Loan No. 1637933 in the original principal sum of $5,000,000.00 executed by SB Harbor Market Joint Venture and payable to the order of Seller (the “$5,000,000.00 SB Harbor Note”) secured by a deed of trust lien conveyed in a deed of trust dated April 5, 2005 recorded under Document Number 2005-0045659 of the Official Public Records of Collin County, Texas, together with all collateral securing that loan (the “$5,000,000.00) SB Harbor Loan Documents”);

(c) Loan No.400308466 in the original principal sum of $925,985.00 executed by SB Harbor Market Joint Venture and payable to the order of Seller (the “$925,985.00 SB Harbor Note”) secured by a deed of trust lien conveyed in a deed of trust dated March 27, 2008 recorded under Document Number 20080402000391290 of the Official Public Records of Collin County, Texas, together with all collateral securing that loan (the “$925,985.00 SB Harbor Loan Documents”);

(d) Loan No.2334357 in the original principal sum of $2,141,790.00 executed by SB Harbor Market Joint Venture and payable to the order of Seller (the “$2,141,790.00 SB Harbor Note”) secured by a deed of trust lien conveyed in: (i) a deed of trust dated August 15, 2006 recorded under Document Number 20060816001176770 of the Official Public Records of Collin County, Texas and; (ii) a deed of trust dated August 15, 2006 recorded under Document Number 20060816001176780 of the Official Public Records of Collin County, Texas, together with all collateral securing that loan (the “$2,141,790.00 SB Harbor Loan Documents”);

(e) Loan No. 2561298 in the original principal sum of $437,600.00 executed by B. Kastelli, LLC (“B. Kastelli”) and payable to the order of Seller (the “$437,600.00 B. Kastelli Note”) secured by a deed of trust lien conveyed in a deed of trust dated January 12, 2007 recorded under Document Number 20070122000090300 of the Official Public Records of Collin County, Texas, together with all collateral securing that loan (the “$437,600.00 B. Kastelli Loan Documents”);

(f) Loan No.2481547 in the original principal sum of $450,221.00 executed by B. Kastelli, LLC and payable to the order of Seller (the “$450,221.00 B. Kastelli Note”) secured by a deed of trust lien conveyed in a deed of trust dated January 12, 2007 recorded under Document Number 20070122000089930 of the Official Public Records of Collin County, Texas, together with all collateral securing that loan

(the $405,221.00 B. Kastelli Loan Documents”);

(g) Loan No. 2334753 in the original principal sum of $4,356,000.00 executed by Adriatica Commercial One, LP (“Adriatica Commercial One”) and payable to the order of Seller (the “$4,356,000.00 Adriatica Commercial One Note”) secured by a deed of trust lien conveyed in a deed of trust dated November 17, 2005 recorded under Document Number 2005-0164916 of the Official Public Records of Collin County, Texas, together with all collateral securing that loan (the “$4,356,000.00 Adriatica Commercial One Loan Documents”);

(h) Loan No.2480978 in the original principal sum of $250,000.00 executed by Adriatica Commercial One, LP and payable to the order of Seller (the “$250,000.00 Adriatica Commercial One Note”) secured by a deed of trust lien conveyed in a deed of trust dated December 14, 2006 recorded under Document Number 20061220001789790 of the Official Public Records of Collin County, Texas, together with all collateral securing that loan (the $250,000.00 Adriatica Commercial One Loan Documents”);

(i) Loan No. 400114617 in the original principal sum of $3,147,718.00 executed by Adriatica Retail II, LP (“Adriatica Retail”) and payable to the order of Seller (the $3,147,718.00 Adriatica Retail Note”) secured by a deed of trust lien conveyed in a deed of trust dated April 4, 2007 recorded under Document Number 20070419000526360 of the Official Public Records of Collin County, Texas, together with all collateral securing that loan (the “$3,147,718.00 Adriatica Retail Loan Documents”);

(j) Loan No. 400308862 in the original principal sum of $130,000.00 executed by SB Harbor Market Joint Venture and payable to the order of Seller (the “$130,000.00 SB Harbor Note”) secured by a deed of trust lien conveyed in a deed of trust dated January 14, 2010 recorded under Document Number 20100120000060460 of the Official Public Records of Collin County, Texas, together with all collateral securing that loan (the “$130,000.00 SB Harbor Loan Documents”); and

(k) Loan No. 400585691 in the original principal sum of $400,000.00 executed by SB Harbor Market Joint Venture and payable to the order of Seller (the “$400,000.00 SB Harbor Note”) secured by a deed of trust lien conveyed in a deed of trust dated April 1, 2011 recorded in the Official Public Records of Collin County, Texas, together with all collateral securing that loan (the “$400,000.00 SB Harbor Loan Documents”)

(vi)	Loan Documents:	The term “Loan Documents” shall mean collectively the $6,975,000.00 SB Harbor Loan Documents, the

$5,000,000.00 SB Harbor Loan Documents, the $925,985.00 SB Harbor Loans Documents, the $2,141,790.00 SB Harbor Loan Documents, the $437,600.00 B. Kastelli Loan Documents, the $450,221.00 B. Kastelli Loan Documents, the $4,356,000.00 Adriatica Commercial One Loan Documents, the $250,000.00 Adriatica Commercial One Loan Documents, the $3,147,718.00 Adriatica Retail Loan Documents, the $130,000.00 SB Harbor Loan Documents, and the $400,000.00 SB Harbor Loan Documents, and the Loan Documents are individually referred to as a Loan Document.

(vii)	Notes:	The term “Notes” shall mean collectively the $6,975.000.00 SB Harbor Note, the $5,000,000.00 SB Harbor Note, the $925,985.00 SB Harbor Note, the $2,141,790.00 SB Harbor Note, the $437,600.00 B. Kastelli Note, the $450,221.00 B. Kastelli Note, the $4,356,000.00 Adriatic Commercial One Note, the $250,000.00 Adriatica Commercial One Note, the $3,147,718.00 Adriatica Retail Note, the $130,000.00 SB Harbor Note, and the $400,000.00 SB Harbor Note, and the Notes are individually referred to as a “Note”.

(viii)	Mortgaged Property:	Collectively, the properties (the “Mortgaged Properties”) encumbered by the deeds of trust securing the Loans, less any portions of the original collateral tracts that have been released by Seller, (which shall be individually referred to as a “Mortgaged Property”).

(ix)	Purchase Price:	Seventeen Million Five Hundred Thousand and 00/100 Dollars ($17,500,000.00), which shall be allocated as follows: (i) $2,300,000.00 shall be payable for the $2,141.790.00 SB Harbor Note and $2,141,790.00 SB Harbor Loan Documents; and (ii) $15,200,000.00 shall be payable for the remainder of the Loans. The Cash Portion of the Purchase Price shall be $4,750,000.00.

(x)	Purchase Loan:	Collectively, and subject to normal seller approval as provided in Paragraph 5 (c):

(1) A loan from Seller to Purchaser for the purchase of the $2,141,790.00 SB Harbor Note, which: (i) shall be in the principal amount of $2,300,000.00 (of which $1,298,463.72 will be recourse (the “Recourse Portion”), and $1,001,536.28 will be non recourse (the “Non-Recourse Portion”); (ii) have a maturity of four (4) years from the date of the Closing; (iii) bear interest at the rate of 3.25% per annum for the first two (2) years of the Purchase Loan, and then Wall Street Journal Prime floating thereafter; and (iv) shall have interest payable quarterly during the term of the Purchase Loan; (v) be evidenced by a promissory note, security agreement granting a security interest in the $2,141,790.00 SB Harbor Note and related $2,141.790.00 SB Harbor Loan Documents, and such assignments, loan covenants as may be required by Seller; and (vi) shall contain partial release provisions, including the payment of 80% of the Net Sales Proceeds (as that term will be defined) derived from the sales of lots to Seller as a principal reduction, to be applied first to the Recourse Portion, and thereafter, to the Non-Recourse Portion following the payment in full of the Recourse Portion; and

(2) A loan from Seller to Purchaser for the purchase of the remainder of the Loans, which: (i) shall be in the principal amount of $10,450,000.00; (ii) have a maturity of four (4) years from the date of the Closing; (iii) bear interest at the rate of 3.25% per annum for the first two (2) years of the Purchase Loan, and then Wall Street Journal Prime floating thereafter; (iv) shall have interest payable quarterly; (v) shall be evidenced by such promissory notes, security agreements, allonges, endorsements, assignments, loan covenants and guarantees as may be required by Seller; and (vi) will provide that the sum of $500,000.00 (the “HUD Amount”) will be payable upon the sale, financing or refinance of the tract of land situated upon a portion of the Mortgaged Property for the purpose of a multifamily housing project, the legal description of which shall be agreed upon by the Purchaser and Seller (the “HUD Loan”). In the event the HUD Loan is not approved within 12 months from the Closing, the Purchase Loan will provide that the HUD Amount will be forgiven at that time.

It is acknowledged by Purchaser and Seller that the definitive loan documents evidencing the Purchase Loan shall be in the customary and standard form of loans of a similar nature extended by Seller, with the above provisions merely providing the general parameters of the loan conditions of the Purchase Loan.

(xi)	Review Period:	That period of time ending on that date which is June 15, 2011.

(xii)	Earnest Money Deposit:

$50,000.00, in cash or by a certified or cashier’s check payable to the order of the Closing Title Company (hereinafter defined) and delivered by no later than three (3) business days following the date of this Agreement.

(xiii)	Closing Date:	June 25, 2011

(xiv)	Title Company:	The particular title company that issued a Lender’s Policy of Title Insurance for each of the Loans.

Reunion Title Company, 1700 Redbud Blvd., Suite 300, McKinney, Texas 75069, Attn: Debbie Boyd (the “Closing Title Company”) shall be appointed to hold the Earnest Money and close the transaction hereunder.

2. Purchase and Sale. Upon and subject to and conditioned upon the terms and conditions set forth herein, Seller hereby agrees to sell and convey, and Purchaser hereby agrees to purchase and pay for the Loans; together with (i) all of Seller’s right, title and interest in and to the Loans.

3. Earnest Money. Purchaser shall timely deposit the Earnest Money with Closing Title Company on the date which is three (3) business days following the date of this Agreement. Closing Title Company shall promptly negotiate for cash any such check and hold the proceeds thereof as Earnest Money hereunder in an interest bearing demand account, insured by the Federal Deposit Insurance Corporation, or another governmental agency providing insurance of accounts and backed by the full faith and credit of the United States government. Any interest accruing on such account prior to the time such Earnest Money becomes the property of Seller or Seller gains the rights thereto, shall be reported for tax purposes under the tax identification number of Purchaser. After such time as Seller becomes entitled to the Earnest Money, the interest accruing or paid may be reported under Seller’s tax identification number. All interest accruing on the Earnest Money shall be added to the account and shall constitute a part of the Earnest Money for the purposes of this Agreement. In the event that this Agreement is actually closed and consummated in accordance with the terms hereof, the Earnest Money shall be applied toward the cash payment due at Closing (hereinafter defined) by Purchaser to Seller in accordance with the terms of Paragraph 4 hereinbelow. In the event that this Agreement is not actually closed and consummated in accordance with the terms hereof, the Earnest Money shall be disbursed by Closing Title Company to Seller or Purchaser (as appropriate) in accordance with the terms of this Agreement. In the event that Purchaser shall fail to timely deposit any of the Earnest Money (or, if in the form of a Check, the bank on whom such Check is drawn refuses to fully honor such Check when negotiated and presented for payment by the Closing Title Company), this Agreement shall by written notice from Seller to Purchaser terminate, whereupon any Earnest Money previously deposited with the Closing Title Company, less the option fee specified in Paragraph 11(f) hereof, shall be returned to Purchaser by the Closing Title Company, and neither party shall have any further obligations or liabilities hereunder, except as otherwise expressly set forth herein.

After the expiration of the Review Period the Earnest Money Deposit shall be non-refundable, except in the event of a default by Seller.

4. Payment of Purchase Price. The Cash Portion of the Purchase Price shall be paid by Purchaser to the Closing Title Company at Closing, in cash or by current wire transfer of federal funds or other evidence of current funds acceptable to Closing Title Company for immediate disbursement by Closing Title Company to Seller at Closing, the amount of the entire Purchase Price. The balance of the Purchase Price shall be evidenced by the Purchase Loan.

5.	Review.

(a) Seller agrees that Purchaser shall have until the end of the Review Period in which to review the Due Diligence Materials.

As soon as the same are available to Seller, but by no later than five (5) days after the execution of this Agreement, Seller shall furnish Purchaser the following materials which are in Seller’s possession (collectively referred to herein as the “Due Diligence Materials”):

i.	A copy of all promissory notes, guaranty agreements and collateral documents related to the Loans;
ii.	A copy of Seller’s most current physical reports, such as soils reports, engineering reports and any environmental reports covering the Mortgaged Property (collectively, the “Physical Reports”);
iii.	A copy of Seller’s most current boundary survey of the Mortgaged Property (collectively, the “Survey”); and
iv.	A copy of any appraisals done on the Mortgaged Property relating to the Loans.
v.	Insurance policies covering the Mortgaged Property.
vi.	Financial statements of the borrowers and guarantors of the Loans for the previous 24 months.
vii.	Annual Operating Statements for the Mortgaged Property for the previous 24 months.
viii.	Rent Rolls for the Mortgaged Property for the previous 24 months.

ix.	Such other documents pertaining to the Loans and the Mortgaged Property in Seller’s possession, and Seller agrees that Seller will make available Seller’s loan files for Purchaser or Purchaser’s representative to review (the “Loan Files”).

(b) On or prior to the expiration of the Review Period, Purchaser shall have the right and privilege, in its sole and arbitrary discretion, to terminate this Agreement by giving written notice thereof to Seller on or prior to the expiration of the Review Period and the Earnest Money previously deposited by Purchaser with the Closing Title Company shall be returned by Closing Title Company to Purchaser, less the option fee set forth in Paragraph 11(f) below, whereupon this Agreement shall automatically be terminated and thereafter neither Seller nor Purchaser shall have any further obligations or liabilities to the other hereunder except as otherwise set forth herein. If Purchaser fails to deliver such written notice to Seller of Purchaser’s termination of the Agreement on or prior to the expiration of the Review Period, Purchaser shall be deemed to have waived its right to terminate this Agreement pursuant to this Paragraph 5.

(c) During the Review Period, Purchaser shall provide Seller such information as Seller may require in order for Seller to present the request of the Purchase for the Purchase Loan for approval in accordance with the normal loan approval process of Seller. In addition to the provisions above, the Purchase Loan will contain normal and customary terms, covenants and conditions contained in commercial loans extended by Seller. Seller shall have no affirmative obligation to approve the Purchase Loan. In the event the Purchase Loan is not approved by Seller prior to the expiration of the Review Period, Purchaser shall have the right to terminate this Agreement as provided in Paragraph 5(b).

6.	Closing.

(a) The consummation of the transaction evidenced by this Agreement (the “Closing”) shall be held on or before the Closing Date at the offices of the Closing Title Company, or at such other date and location as may be agreed to by Seller and Purchaser in writing.

(b) At the Closing, Seller shall furnish and deliver to Closing Title Company for delivery to Purchaser: (i) an assignment of note, loan documents, liens and security instruments for each Loan in form and substance as shown in Exhibit “A” with all blanks appropriately completed (ii) the original of each executed Note together with the endorsement in form and substance as shown in Exhibit “B”; (iii) a transfer of all collateral securing the Loans in form and substance as shown in Exhibit “C”, together with all fully executed assignment/transfer documentation required by the issuing entity to cause the same to be transferred to Purchaser promptly following the Closing; (iv) the original Loan Documents, including the original mortgagee policies for each Loan; (v) UCC-3 Assignment of Financing Statement forms (the “UCC-3”) evidencing the assignment to Purchaser of all Seller’s right, title and interest in and to any security interests in personal property and fixtures created by the Loan Documents (the “Borrower Security Interests”) and held by Seller which are in effect on the Closing Date; (v) An executed settlement statement (“Closing Statement”) prepared by the Closing Title Company, setting for the Purchase Price, closing expenses; (vi) a letter to Borrower in the form of Exhibit “D” attached hereto (“Borrower’s Notice”) to be delivered to the borrower of each Loan by the Closing Title Company following Closing with the blanks appropriately filled in; and (vii) such other instruments and documents as are reasonably appropriate, necessary and required by the Closing Title Company to complete and evidence the transactions contemplated hereby or to evidence the authority of Seller to consummate the purchase and sale transaction contemplated hereby and to execute and deliver the closing documents. It is agreed between Seller and Purchaser that any Mortgaged Property which is located in Galveston County, Texas (the “Non-Collateral Property”) shall be released from the Loans, and eliminated from any cross-collateralization provisions of the Loan Documents, in order that the Loan Documents are not secured by any Non-Collateral Property. Purchaser agrees to execute any documents following the Closing as may be reasonably requested by Seller to release the Non-Collateral Property from the liens securing the Loans. This provision shall survive Closing.

(c) At Closing, Purchaser shall deliver to the Closing Title Company for delivery to Seller: (i) the cash payment due in accordance with Paragraph 4 hereof (taking into account the credit for Earnest Money applied towards the Purchase Price) and the other terms and provisions of this Agreement; (ii) the original Loan

Documents, including the original mortgagee policies for each Loan; (iii) UCC-3 evidencing the assignment of the Borrower Security Interests to Seller; (iv) an executed Closing Statement; (v) the executed documents evidencing the Purchase Loan; and (vi) such other instruments and documents as are reasonably appropriate, necessary and required by Seller or the Closing Title Company to complete and evidence the transaction contemplated hereby or to evidence the authority of Purchaser to consummate the purchase and sale transaction contemplated hereby and to execute and deliver the closing documents.

(d) Seller shall pay the costs of a T-3 title endorsement issued in accordance with Texas Department of Insurance Rule P.9(b)(2) and R-11, and Purchaser shall pay the cost of updating the Environmental Report and the Survey, if such updates are desired by Purchaser. Each party shall pay its own attorneys’ fees; provided, however, in the event of any litigation arising hereunder, the prevailing party shall be entitled to recover, as part of any judgment rendered, reasonable attorneys’ fees and costs of suit. Any escrow fee charged by the Title Company shall be shared equally by Seller and Purchaser. Except as otherwise expressly set forth herein, each party hereto shall pay its share of the closing costs which are normally assessed against a seller or purchaser in other transactions similar to the transactions contemplated hereby in the county in which the Mortgaged Property is located.

7.	Representations, Warranties and Covenants of Seller.

Seller hereby represents and warrants to Purchaser, which representations and warranties shall be deemed made by Seller to Purchaser as of the Effective Date and also as of the Closing Date, that the facts recited below are true and accurate and that if Seller discovers before the Closing Date that one or more of these facts are untrue or inaccurate, then it will inform Purchaser in writing of its discovery before Closing. Purchaser’s obligation to consummate this transaction is contingent upon the lack of any material variance in the truth and accuracy of all these facts as of the Closing Date, regardless of whether Seller had no knowledge of the untruth or inaccuracy of representations or warranties made to the best of Seller’s knowledge. Seller’s representations and warranties shall survive Closing except to the extent that Seller gives Purchaser written notice (or Purchaser otherwise obtains actual knowledge) before Closing of the untruth or inaccuracy of any representation of warranty, and Purchaser nevertheless elects to close this transaction. In accordance with the immediately preceding sentences, Seller represents to Purchaser as follows

(a) Authority. Seller represents and warrants to Purchaser that, subject to the terms and provisions hereof, Seller is the owner and holder of the Loans, Seller has full right, power and authority to enter into this Agreement and, at Closing, will have full right, power and authority to consummate the sale provided for herein, all required corporate, partnership or other action necessary to authorize Seller to enter into and to consummate the sale provided herein has been, or upon the Closing will have been, taken, and the joinder of no person or entity other than Seller will be necessary to execute and deliver such documents and instruments at Closing and to perform all of the obligations of Seller hereunder.

(b) No Violation of Law; Binding Obligation. The execution, delivery, and performance of this Agreement and all instruments and other documents to be executed and delivered by Seller in connection herewith do not and will not violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to Seller. This Agreement constitutes a legal, valid, and binding obligation of Seller enforceable against Seller in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights and general equitable principles which may limit the availability of equitable remedies.

(c) Bankruptcy. Seller is not the subject of any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Seller. No general assignment of Seller’s property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Seller or any of its properties. Seller is not insolvent and the consummation of the transactions contemplated by this Agreement shall not render Seller insolvent.

(d) Non-Foreign Person. Seller is not a “foreign person” within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended.

(e) Owner of Loans. Seller has good title to and is the sole owner and holder of the Notes and the Loans.

(f) Balance of Loans. The outstanding unpaid principal balance of the Loans, unpaid interest, deferred interest and late fees of the Loans and Escrow Accounts for each of the Loans as of May 5, 2011 are as follows:

(i)	$6,975,000.00 SB Harbor Note:

Unpaid Principal is $5,972,695.88, and unpaid interest, late fees and deferred interest is $565,872.25.

(ii)	$5,000,000.00 SB Harbor Note:

Unpaid Principal is $5,040,626.00, and unpaid interest, late fees and deferred interest is $480,971.92.

(iii)	$925,985.00 SB Harbor Note:

Unpaid Principal is $435,397.51, and unpaid interest, late fees and deferred interest is $53,834.75.

(iv)	$2,141,790.00 SB Harbor Note:

Unpaid Principal is $1,102,009.00, and unpaid interest, late fees and deferred interest is $110,582.39.

(v)	$437,600.00 B. Kastelli Note:

Unpaid Principal is $437,600.00, and unpaid interest, late fees and deferred interest is $30,157.93.

(vi)	$450,221.00 B. Kastelli Note:

Unpaid Principal is $450,221.00, and unpaid interest, late fees and deferred interest is $31,027.63.

(vii)	$4,356,000.00 Adriatica Commercial One Note:

Unpaid Principal is $3,996,540.17, and unpaid interest, late fees and deferred interest is $277,288.29.

(viii)	$250,000.00 Adriatica Commercial One Note:

Unpaid Principal is $229,280.16, and unpaid interest, late fees and deferred interest is $10,769.39.

(ix)	$3,147,718.00 Adriatica Retail Note:

Unpaid Principal is $3,147,718.00, and unpaid interest, late fees and deferred interest is $335,501.07.

(x)	$130,000.00 SB Harbor Note Loan:

Unpaid Principal is $113,181.95, and unpaid interest, late fees and deferred interest is $13,884.60.

(xi)	$400,000.00 SB Harbor Note Loan:

Unpaid Principal is $352,020.52, and unpaid interest, late fees and deferred interest is $1,806.21.

(g) Escrow Accounts: As of May 5, 2011, Seller is holding the following escrows (collectively, the “Escrow Accounts”), which as of the Effective Date, are in the following amounts:

(A)	$6,975,000.00 SB Harbor Note:

$0.00 for the purpose of

(B)	$5,000,000.00 SB Harbor Note:

$0.00 for the purpose of

(C)	$925,985.00 SB Harbor Note:

$0.00 for the purpose of

(D)	$2,141,790.00 SB Harbor Note:

$0.00 for the purpose of

(E)	$437,600.00 B. Kastelli Note:

$0.00 for the purpose of

(F)	$450,221.00 B. Kastelli Note:

$0.00 for the purpose of

(G)	$4,356,000.00 Adriatica Commercial One Note:

$1,344.92 for the purpose of taxes

(H)	$250,000.00 Adriatica Commercial One Note:

$0.00 for the purpose of

(I)	$3,147,718.00 Adriatica Retail Note:

$33,598.69 for the purpose of taxes

(J)	$130,000.00 SB Harbor Note Loan:

$0.00 for the purpose of

(K)	$400,000.00 SB Harbor Note Loan:

$0.00 for the purpose of

(h) As of the date of Seller’s execution and delivery of this Agreement, there have been no monetary defaults under the Loans except as follows:

(A) $6,975,000.00 SB Harbor Note: Due for the July 14, 2010 payment and all subsequent payments.

(B) $5,000,000.00 SB Harbor Note: Due for the July 5, 2010 payment and all subsequent payments.

(C) $925,985.00 SB Harbor Note: Due for the August 27, 2010 payment and all subsequent payments.

(D) $2,141,790.00 SB Harbor Note: Due for the August 15, 2010 payment and all subsequent payments.

(E) $437,600.00 B. Kastelli Note: NONE

(F) $450,221.00 B. Kastelli Note: NONE

(G) $4,356,000.00 Adriatica Commercial One Note: NONE

(H) $250,000.00 Adriatica Commercial One Note: NONE

(I) $3,147,718.00 Adriatica Retail Note: NONE

(J) $130,000.00 SB Harbor Note: Due for the July 14, 2010 payment and all subsequent payments.

(K) $400,000.00 SB Harbor Note: Due for the May 1, 2011 payment.

(i) No Modification. Except by written instrument or other written documentation listed on Schedules 1 through 12, the Loan Documents have not been modified, amended, supplemented, canceled, released, or terminated in whole or in part nor has any lien or security interest securing the Loans been subordinated, released, or canceled. The Notes, Deed of Trusts, and all other Loan Documents are true and correct copies of the documents they purport to be.

(j) Offsets. Seller has not received any written notice, and Seller is not aware of any facts, events, or circumstances that could give rise to a claim for offset or counterclaim by any obligor under the Loan Documents.

(k) Lien Priority. Except as reflected in the Due Diligence Materials Seller has a first lien security interest and deed of trust lien into the collateral securing the Loans and the outstanding UCC-1

Financing Statements are current and have been renewed.

(l) Review File. The Review File contains true, correct, and complete copies of the Loan Documents, and it complete with regard to all items and documents other than the Loan Documents, it being acknowledged that certain tracts of collateral securing the Loans have been released from time to time.

(m) Litigation. There is no litigation, proceeding, or governmental investigation pending or threatened, or any order, injunction, or decree outstanding, existing, or relating to the Loans.

(n) OFAC. Seller is not a person or entity described by Section 1 of the Executive Order (No. 13,224) Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, 66 Fed. Reg. 49,079 (September 25, 2001), and does not engage in any dealings or transactions, and is not otherwise associated, with any of those persons or entities.

(o) EXCEPT AS SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LOANS OR THE MORTGAGED PROPERTY, INCLUDING, BUT NOT LIMITED TO, NO WARRANTIES OR REPRESENTATIONS AS TO MATTERS OF TITLE (OTHER THAN SELLER’S WARRANTY OF TITLE SET FORTH IN THE SPECIAL WARRANTY DEED TO BE DELIVERED AT CLOSING), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE MORTGAGED PROPERTY. PURCHASER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE MORTGAGED PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND RELY UPON SAME, AND, UPON CLOSING, SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INSPECTIONS AND INVESTIGATIONS. PURCHASER AGREES TO TAKE WHATEVER ACTION AND PERFORM WHATEVER INVESTIGATIONS AND STUDIES PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE MORTGAGED PROPERTY AND THE EXISTENCE OR NONEXISTENCE OF, OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO, ANY HAZARDOUS AND/OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE MORTGAGED PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE MORTGAGED PROPERTY “AS IS, WHERE IS”, WITH ALL FAULTS AND THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE MORTGAGED PROPERTY BY SELLER OR ANY THIRD PARTY EXCEPT AS SET FORTH IN THIS AGREEMENT,. WAIVER OF CONSUMER RIGHTS: PURCHASER, AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION (WHICH COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED OR SELECTED BY SELLER OR ANY AGENT OF SELLER) HEREBY VOLUNTARILY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES ACT (15O.S. SECTION 753 ET SEQ.), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. PURCHASER HEREBY ACKNOWLEDGES TO SELLER THAT PURCHASER AND SELLER ARE NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION. THE TERMS AND CONDITIONS OF THIS PARAGRAPH SHALL EXPRESSLY SURVIVE THE CLOSING AND NOT MERGE THEREIN.

8. Representations and Warranties of Purchaser. Purchaser represents, warrants and covenants to Seller that Purchaser has full right, power and authority to enter into this Agreement and, at Closing, will have full right, power and authority to consummate the sale provided for herein, all required corporate, partnership or other action necessary to authorize Purchaser to enter into and to consummate the purchase provided herein has been, or upon the Closing will have been, taken, and the joinder of no person or entity other than Purchaser will be necessary to execute and deliver such documents and instruments at Closing and to perform all of the obligations of Purchaser hereunder. Purchaser represents and warrants to Seller that Purchaser will not contact or communicate with any party obligated to, or related to any of the obligors of the Loans without the prior written consent of Seller.

9. Assignment. Other than an assignment to a wholly owned subsidiary of Purchaser, which shall be jointly liable with Purchaser for repayment of the Purchase Loan, Purchaser may not assign this Agreement or any of its rights hereunder without the express prior written consent of Seller, which will not be unreasonably withheld, provided Purchaser remains liable for the repayment of the obligations of the Purchase Loan as provided in this Agreement.

10.	Defaults and Remedies.

(a)	Seller’s Defaults; Purchaser’s Remedies.

(i)	Seller’s Defaults. Seller shall be deemed to be in default hereunder in the event that Seller shall fail to meet, comply with, or perform any covenant, agreement or obligation on its part required within the time limits and in the manner required in this Agreement for any reason other than a default by Purchaser hereunder or termination of this Agreement by either Seller or Purchaser pursuant to the terms and provisions hereof, and such failure shall continue for ten (10) days after Seller’s receipt of written notice of such default from Purchaser.

(ii)	Purchaser’s Remedies. In the event Seller shall be deemed to be in default hereunder, Purchaser may, as Purchaser’s sole and exclusive remedy for such default, at Purchaser’s option, do either of the following:

(A)	Terminate this Agreement by written notice delivered to Seller on or before the earlier to occur of (1) the time period specifically set forth in any Paragraph of this Agreement with respect to the particular default in question, or (2) the Closing, whereupon (i) all Earnest Money previously deposited by Purchaser with the Closing Title Company shall promptly be returned to Purchaser, less the option fee specified in Paragraph 11(f) hereof and the parties hereto shall have no further liabilities or obligations to the other hereunder, except as otherwise expressly set forth herein; or

(B)	Enforce specific performance of this Agreement against Seller.

(b)	Purchaser’s Default; Seller’s Remedies.

(i)	Purchaser’s Default. Purchaser shall be deemed to be in default hereunder in the event that Purchaser shall fail to meet, comply with or perform any covenant, agreement or obligation on its part required within the time limits and in the manner required in this Agreement for any reason other than a default by Seller hereunder or termination of this Agreement by either Seller or Purchaser pursuant to the terms and provisions hereof, and such failure shall continue for ten (10) days after Purchaser’s receipt of written notice of such default from Seller

(ii)	Seller’s Remedies. In the event Purchaser shall be deemed to be in default hereunder, Seller may, as Seller’s sole and exclusive remedy:

(A)	terminate this Agreement by written notice delivered to Purchaser whereupon Seller shall be entitled to receive (and Closing Title Company is hereby authorized and directed to deliver to Seller, without further direction) the Earnest Money, it being agreed between Purchaser and Seller that such sum shall be liquidated damages (and not a penalty) for such default of Purchaser hereunder because of the difficulty, inconvenience, and uncertainty of ascertaining actual damages for such default, and upon the delivery by the Closing Title Company to Seller of the Earnest Money the parties hereto shall have no further liabilities or obligations to the other hereunder, except as otherwise expressly set forth herein.

11.	Miscellaneous.

(a) Notices. Any notices, consents or other communications required or permitted to be given pursuant to this Agreement must be in writing and must be given by hand delivery, facsimile transmission, overnight delivery service, or certified mail (postage prepaid, return receipt requested), and shall (except to the extent otherwise expressly provided herein) be deemed to have been given and received (whether actually received or not) when a letter containing such notice, consent or other communication is received; however, any written notice that is sent via hand delivery by a reputable courier service (such as @Couriers), a reputable overnight delivery service (such as federal express) or deposited in the Unites States mail, postage prepaid, certified return receipt requested shall be deemed delivered on the date such notice, consent or communication is deposited with such reputable courier service, overnight courier or post office. Any such notice, consent or other communication must be sent via facsimile transmission or hand delivery (by local or overnight courier) and addressed to the parties hereto at the respective addresses for such parties set forth in paragraph 1 hereof, or to such other substitute address and/or addressee as any party hereto shall designate by written notice to the other party in accordance with the terms of this Paragraph 11(a); provided, however, that no such notice of change of address and/or addressee shall be effective unless and until actually received by the party to whom such notice is sent.

(b) Entire Agreement; Modifications. This Agreement embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements (oral or written) are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

(c) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THIS AGREEMENT IS PERFORMABLE AND VENUE FOR ANY ACTION HEREUNDER SHALL BE IN COLLIN COUNTY, TEXAS.

(d) Captions. The captions in this Agreement are inserted for convenience of reference only and in no way define, describe, or limit the scope or intent of this Agreement or any of the provisions hereof.

(e) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

(f) Irrevocable Option. To the extent that this Agreement is ever construed as an option agreement, Seller and Purchaser hereby acknowledge that independent consideration for such option in the sum of $100.00 shall be delivered to Seller out of the Earnest Money should this Agreement terminate for any reason whatsoever excepting the Closing of this Agreement, in which event said option consideration shall be applied to the Purchase Price; and based on such consideration and the mutual covenants of Seller and Purchaser contained herein, Seller hereby agrees that any such option granted Purchaser is irrevocable and Seller shall not terminate said option without the prior written consent of Purchaser except as may be expressly provided for herein.

(g) Exclusivity. Purchaser and Seller agree that Seller will cease all negotiations with all other parties, other than the makers, guarantors or obligors of the Loans, and that Purchaser has the exclusive right to negotiate with Seller for the purchase of the Loans in good faith for a period commencing upon the date of execution of this Agreement and ending upon the expiration of the Review Period.

(h) Confidentiality. Until the Closing shall have been completed, no provision of this Agreement shall be disclosed by either party to this Agreement to any other person or party without the express prior written consent of the other party to this Agreement except as provided in this paragraph 11(h). The terms and existence of this Agreement shall be confidential, and shall not he disclosed to any party without the prior written consent of each party to this Agreement, other than to (i) employees, officers, and directors (including those of its affiliates); or (ii) agents and representatives, including attorneys, accountants, third party service providers and financial advisors (collectively, the “Qualified Person”), each of whom shall have a need to know the Confidential Information for the purpose set forth in this Agreement. Such party shall inform each such Qualified Person of the requirements of this Agreement, the confidentiality of the information and shall require each such Qualified Person to comply with the terms hereof. The parties acknowledge that the confidentiality obligations set forth in this Paragraph 11(h) are material considerations for the parties to enter into this Agreement.

(i) Time is of the Essence. With respect to all provisions of this Agreement, time is of the essence; provided, however, if the final date of any period set forth herein (including, but not limited to, the Closing Date) falls on a Saturday, Sunday or legal holiday under the laws of the State of Texas or the United States of America, the final date of such period shall be extended to the next day that is not a Saturday, Sunday or legal holiday. The term “days” as used herein shall mean calendar days, with the exception of “business days,” which term shall mean each day except for any Saturday, Sunday or legal holiday under the laws of the State of Texas or United States of America.

(j) Date of Agreement. All references to the “date of this Agreement” or similar references as used herein shall be deemed to mean the later of the two dates on which this Agreement is signed by the Seller or Purchaser, as indicated by their signatures below, which later date shall be the date of final execution and agreement by the parties hereto.

(k) Attorneys’ Fees. If either party shall employ an attorney to enforce or define the rights of such party hereunder, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs of suit.

(l) Partial Invalidity. If any term, provision, condition or covenant of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law, and said invalid or unenforceable term, provision, condition or covenant shall be substituted by a term, provision, condition or covenant as near in substance as may be valid and enforceable.

(m) Brokerage Commissions. Each party hereto represents to the other than it has not authorized any broker or finder to act on its behalf in connection with the sale and purchase transaction contemplated hereby and that it has not dealt with any broker or finder purporting to act for any other party. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all liabilities, costs, damages and expenses of any kind or character arising from any claims for brokerage or finder’s fees, commissions or other similar fees in connection with the transactions covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by such party or on its behalf, which indemnity shall (notwithstanding anything to the contrary contained or implied elsewhere in this Agreement) expressly survive any termination or Closing of this Agreement.

(n) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

(o) Survival of Terms. Any and all warranties, representations, covenants, and agreements set forth herein shall not, except to the extent contained in any document executed and delivered at Closing, survive Closing.

[Signature Blocks are on the Next Page]

IN WITNESS WHEREOF, each of the parties hereto has signed and executed this Agreement or has caused the same to be signed and executed by its authorized representatives.

Signed and delivered this     6th     day of May, 2011.

SELLER:

FIRST UNITED BANK AND TRUST COMPANY

BY: /s/ G. Massey
NAME: Greg Massey
TITLE: President/CEO

Signed and delivered this              day of May, 2011.

PURCHASER:

INDEPENDENT BANK GROUP, INC.

BY: /s/ D.R. Brooks
NAME: David Brooks
TITLE: Chairman and CEO

The undersigned hereby acknowledges the receipt from Purchaser of the $50,000.00 Earnest Money and a fully executed copy of this Agreement this          day of             , 2011, and agrees to comply with all of the terms hereof, including, but not limited to, those regarding such Earnest Money deposited with the undersigned pursuant to the terms and provisions hereof.

CLOSING TITLE COMPANY:

REUNION TITLE COMPANY

BY:

NAME:

TITLE:

EXHIBIT “A”

ASSIGNMENT OF NOTE, LOAN DOCUMENTS,

LIENS AND SECURITY INSTRUMENTS

Effective Date:                     , 2011

Holder of Note and Loan Documents:	FIRST UNITED BANK AND TRUST COMPANY

Holder’s Mailing Address: P.O. Box 130
Durant, Oklahoma 74702-0130 Bryan County, Oklahoma

Transferee:             INDEPENDENT BANK GROUP, INC.

Transferee’s Mailing Address:	1600 Redbud Boulevard, Suite 400
McKinney, Texas 75070 Collin County, Texas

Commercial Promissory Note (the “Note”):

Date:
Original principal amount:
Borrower:
Guarantor:
Lender: FIRST UNITED BANK AND TRUST COMPANY

Commercial Deed of Trust dated                         , executed by Borrower in favor of Greg Massey, Trustee, for the benefit of Holder, recorded under Document Number                          of the Official Public Records of                          County, Texas, as more particularly described on Schedule 1 (the “Deed of Trust”), and the lien created by the Deed of Trust and any other Loan Document (as defined below) are collectively referred to herein as the “Lien”.

As of the date of this Assignment, Holder represents and warrants that the unpaid principal balance of the Note is $                     and the accrued and unpaid interest outstanding upon the Note is $                    .

The Note, Deed of Trust, any loan agreement, guaranty, security interests, collateral assignments, and all other loan documents benefiting Holder of the Loan Documents regarding the Note are described in the documents itemized in Schedule 1, attached hereto and made a part hereof for all purposes (collectively the “Loan Documents”).

Property (including any improvements) subject to the Lien:

SEE EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF

FOR ALL PURPOSES.

Prior Lien(s): NONE.

For value received, Holder of Loan Documents assigns, sells, conveys, delivers, endorses and transfers, the Note, Lien, the Loan Documents and the indebtedness evidenced by the Loan Documents (the “Debt”) (collectively, the “Assigned Property”) to Transferee, its successors and assigns forever, and warrants that it is the legal owner and holder of the Assigned Property, and represents that the unpaid principal and interest on the Note are correctly stated.

This transfer is without warranty (except as provided above or in the Purchase and Sale Agreement dated                      by and between Holder and Transferee (the “Loan Purchase Agreement”) or recourse on Holder of Note and Loan Documents.

Holder of Note and Loan Documents expressly waives and releases all present and future rights to establish or enforce the liens described in this instrument as security for payment of any future or other indebtedness. Holder of the Note and Loan Documents agrees to execute and endorse any and all documents and to take any and all actions as Transferee may reasonably request to effectuate the assignment contemplated hereby.

It is understood and agreed that, by Transferee’s execution hereof, Transferee hereby assumes and agrees to pay and perform all of the terms, covenants, conditions, and obligations of the Holder under or with respect to the Assigned property arising or accruing on or after the date of this Assignment of Note and Liens, and agrees to indemnify and hold Holder harmless from and against any claims, costs or liabilities in connection therewith arising or accruing on or after the date of this Assignment of Note and liens. Holder agrees to indemnify and hold Transferee harmless from and against any claims, costs, or liability in connection with the Assigned Property prior to the date of this Assignment of Note and liens. Holder agrees to indemnify and hold Transferee harmless from and against any claims, costs or liabilities that arise in connection with a breach of the presentations and warranties of Holder in this Assignment of note and Liens are in the Agreement. In the event Holder is required to indemnify Transferee pursuant to this Assignment, Holder shall have the sole right and privilege to engage counsel satisfactory to Holder, in Holder’s sole discretion, to undertake such indemnification. Transferee agrees not to satisfy, compromise, or otherwise pay any claim for which indemnification will be sought from Holder without the prior written authorization of Holder.

Transferee agrees to indemnify and hold Holder harmless from and against any claims, costs or liabilities that arise in connection with a breach of the presentations and warranties of Transferee in this Assignment of note and Liens are in the Agreement. In the event Transferee is required to indemnify Holder pursuant to this Assignment, Transferee shall have the sole right and privilege to engage counsel satisfactory to Transferee, in Transferee’s sole discretion, to undertake such indemnification. Holder agrees not to satisfy, compromise, or otherwise pay any claim for which indemnification will be sought from Transferee without the prior written authorization of Transferee.

When the context requires, singular nouns and pronouns include the plural.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

HOLDER:

FIRST UNITED BANK AND TRUST
COMPANY

BY:
NAME:
TITLE:

TRANSFEREE:

BY:
NAME:
TITLE:

SCHEDULE 1 TO

ASSIGNMENT OF NOTE, LOAN DOCUMENTS,

LIENS AND SECURITY INSTRUMENTS

(Loan Documents)

1)

2)

3)

4)

5)

6)

7)

8)

9)

10)

EXHIBIT “A” TO

ASSIGNMENT OF NOTE, LOAN DOCUMENTS,

LIENS AND SECURITY INSTRUMENTS

LEGAL DESCRIPTION

EXHIBIT “B”

ALLONGE TO PROMISSORY NOTE (the “Note”)
DATED ,
IN THE ORIGINAL PRINCIPAL SUM OF $ ,
EXECUTED BY

AND PAYABLE TO THE ORDER OF
FIRST UNITED BANK AND TRUST COMPANY

Pay to the order of                                                                                           , without recourse and without warranty, except as provided in that certain Loan Purchase and Sale Agreement dated May         , 2011, this          day of                                     , 2011.

FIRST UNITED BANK AND TRUST

COMPANY

BY:
NAME:
TITLE:

EXHIBIT “C”

TRANSFER OF LIEN

Conforms to State Bar of Texas Form

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

Date:                     , 201l

Holder of Note and Lien:	FIRST UNITED BANK AND TRUST COMPANY

Holder’s Mailing Address:	P.O. Box 130 Durant, Oklahoma 74702-0130 Bryan County, Oklahoma

Transferee: INDEPENDENT BANK GROUP, INC.

Transferee’s Mailing Address:	1600 Redbud Boulevard, Suite 400 McKinney, Texas 75070 Collin County, Texas

Note:
Date:

Original Amount:

Maker:

Payee: First United Bank and Trust Company

Note and Lien Are Described in the Following Documents:

Deed of Trust executed by                     , to Greg Massey, Trustee for the benefit of First United Bank and Trust Company, dated                     , filed under Document Number                      of the Official Public Records of                      County, Texas, securing First United Bank and Trust Company in the payment of one note of even date therewith in the principal sum of                      ($                    ), due and payable and bearing interest as therein provided.

Property (including any improvements) Subject to Lien:

SEE EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF FOR ALL PURPOSES.

Prior Lien(s) (including recording information): None

For value received Holder of the Note and Lien transfers them to Transferee, warrants that it is the legal owner and holder of the Note and Lien, and represents that the unpaid principal and interest on the Note are correctly stated.

This transfer is without warranty (except as provided above or in the Purchase and Sale Agreement dated                                          by and between Holder and Transferee (the “Loan Purchase Agreement”)) or recourse on the Holder of the note and lien.

When the context requires, singular nouns include the plural.

FIRST UNITED BANK AND TRUST COMPANY

BY:

NAME:

TITLE:

STATE OF

COUNTY OF

This instrument was acknowledged before me on this          day of                     , 2011, by                     ,                      of FIRST UNITED BANK AND TRUST COMPANY, on behalf of said FIRST UNITED BANK AND TRUST COMPANY.

NOTARY PUBLIC-STATE OF

AFTER RECORDING RETURN TO:	PREPARED IN THE LAW OFFICE OF:

EXHIBIT “A”

TO TRANSFER OF LIEN

LEGAL DESCRIPTION

EXHIBIT “D”

SELLER’S LETTER TO BORROWER

[Seller’s Letterhead]

[DATE]

Certified Mail

Return Receipt Requested

(Borrower’s Address)

Re:	Loan to (“Borrower”) in the amount of $ (the “Loan”), evidenced by that certain Promissory Note (the “Note”) dated , 20 , in the original amount of $ , executed by Borrower and payable to the order of (“Lender”), which Note is secured by a deed of trust of even date therewith from Borrower to , Trustee (the “Deed of Trust”) for the benefit of Lender, recorded under Document Number of the Real Property Records, County, Texas

Dear                                         :

This letter is to inform you that on this date, Lender has sold all of its right, title and interest in the Note and has transferred all of the liens, security interests and other rights and interests arising under the Deed of Trust and all of the other loan documents evidencing the Loan (collectively, the “Loan Documents”) to [Name of Purchaser] (“Purchaser”). Accordingly, you are hereby directed to forward all future payments under the Note, including but not limited to installments of principal and interest thereunder, to Purchaser at the address provided below. You are further directed to deliver to Purchaser any and all notices which you are required to deliver pursuant to the Note or the Deed of Trust or any of the other Loan Documents.

The mailing address of Purchaser is as follows:

Thank you for your cooperation in this matter.

Very truly yours,

[Name of Seller]
By:
Name:
Title:

Schedule 1

$6,975,000.00 SB Harbor Loan Documents

1)	Promissory Note dated May 14, 2007 in the original principal amount of $6,975,000.00

2)	Deed of Trust dated May 14, 2007 recorded under Document Number 20080912001101930 of the Official Public Records of Collin County, Texas

3)	Commercial Interim Construction Loan Agreement dated May 14, 2007

4)	Assignment of Leases and Rents dated May 14, 2007 recorded under Document Number 20070517000664900 of the Official Public Records of Collin County, Texas

5)	Commercial Guaranty Agreements executed by Jeffory D. Blackard and Blackard Group, Inc., a Texas corporation dated May 14, 2007

6)	Modification Agreement executed by Borrower dated May 14, 2008 recorded under Document Number 20080528000641070 of the Official Public Records of Collin County, Texas

7)	Modification Agreement executed by Borrower dated September 14, 2008 recorded under Document Number 20081029001272500 of the Official Public Records of Collin County, Texas

8)	Modification Agreement executed by Borrower dated November 14, 2008 recorded under Document Number 20081124001361510 of the Official Public Records of Collin County, Texas

9)	Modification Agreement executed by Borrower dated January 14, 2009 recorded under Document Number 20090219000187160 of the Official Public Records of Collin County, Texas

10)	Modification Agreement executed by Borrower dated March 14, 2009 recorded under Document Number 20090513000578000 of the Official Public Records of Collin County, Texas

11)	Modification Agreement executed by Borrower dated June 14, 2009 recorded under Document Number 20090708000850520 of the Official Public Records of Collin County, Texas

12)	Modification Agreement executed by Borrower dated January 14, 2009 recorded under Document Number 20100120000060630 of the Official Public Records of Collin County, Texas

Schedule 2

$5,000,000.00 SB Harbor Loan Documents

1)	Promissory Note dated April 5, 2005 in the original principal sum of $6,500,000.00

2)	Deed of Trust dated April 5, 2005 recorded under Document Number 2005-0045659 of the Official Public Records of Collin County,

3)	Loan Agreement with Construction Addendum dated April 5, 2005

4)	Commercial Guaranty Agreements executed by Jeffory D. Blackard and Blackard Group, Inc., a Texas corporation dated April 5, 2005

5)	Security Agreement covering Construction dated April 5, 2005

6)	UCC-1 Financing Statement covering Construction filed in the office of the Texas Secretary of State

7)	Collateral Assignment of Lot Purchase Contracts dated April 5, 2005

8)	Modification Agreement executed by Borrower dated April 5, 2008 recorded under Document Number 20080611000709040 of the Official Public Records of Collin County, Texas

9)	Modification Agreement executed by Borrower dated January 5, 2009 recorded under Document Number 20100120000060650 of the Official Public Records of Collin County, Texas

Schedule 3

$925,985.00 SB Harbor Loan Documents

1)	Promissory Note dated March 27, 2008, in the original principal sum of $925,985.00

2)	Deed of Trust dated March 27, 2008 recorded under Document Number 20080402000391290 of the Official Public Records of Collin County

3)	Commercial Interim Construction Loan Agreement dated March 27, 2008

4)	Commercial Guaranty Agreements executed by Jeffory D. Blackard and Blackard Group, Inc., a Texas corporation dated March 27, 2008

5)	Assignment of Leases and dated March 27, 2008 recorded under Document Number 20080402000391300 of the Official Public Records of Collin County, Texas

6)	Assignment of Life Insurance Policy Number 18166501 issued by The Northwestern Mutual Life Insurance Company insuring the life of Jeffory D. Blackard

7)	Modification Agreement executed by Borrower dated March 27, 2009 recorded under Document Number 20090421000459050 of the Official Public Records of Collin County, Texas

8)	Modification Agreement executed by Borrower dated January 27, 2009 recorded under Document Number 20100120000060640 of the Official Public Records of Collin County, Texas

Schedule 4

$2,141,790.00 SB Harbor Loan Documents

1)	Promissory note dated August 15, 2006, in the original principal sum of $2,141,790.00

2)	Deed of Trust dated August 15, 2006 recorded under Document Number 20060816001176770 of the Official Public Records of Collin County, Texas

3)	Deed of Trust dated August 15, 2006 recorded under Document Number 20060816001176780 of the Official Public Records of Collin County, Texas

4)	Commercial Guaranty Agreements executed by Jeffory D. Blackard and Blackard Group, Inc., a Texas corporation, dated August 15, 2006

5)	Modification Agreement executed by Borrower dated August 15, 2008 recorded under Document Number 20081003001186050 of the Official Public Records of Collin County, Texas

6)	Modification Agreement executed by Borrower dated January 15, 2009 recorded under Document Number 20100120000060620 of the Official Public Records of Collin County, Texas

Schedule 5

$437,600.00 B. Kastelli Loan Documents

1)	Promissory note dated January 12, 2007 in the original principal sum of $437,600.00

2)	Deed of Trust dated January 12, 2007 recorded under Document Number 20070122000090300 of the Official Public Records of Collin County, Texas

3)	Commercial Interim Construction Loan Agreement dated January 12, 2007

4)	Commercial Guaranty Agreements executed by Jeffory D. Blackard and Blackard Group, Inc., a Texas corporation dated January 12, 2007

5)	Modification Agreement dated January 12, 2008 executed by Borrower and recorded under Document Number 20080207000152930 of the Official Public Records of Collin County, Texas

6)	Modification Agreement dated July 12, 2008 executed by Borrower and recorded under Document Number 20080805000947630 of the Official Public Records of Collin County, Texas

7)	Modification Agreement dated January 12, 2009 executed by Borrower and recorded under Document Number 20090220000192320 of the Official Public Records of Collin County, Texas

8)	Modification Agreement dated March 12, 2009 executed by Borrower and recorded under Document Number 20090421000459070 of the Official Public Records of Collin County, Texas

Schedule 6

$450,221.00 B. Kastelli Loan Documents

1)	Promissory note dated January 12, 2007, in the original principal sum of $450,221.00

2)	Deed of Trust dated January 12, 2007 recorded under Document Number 20070122000089930 of the Official Public Records of Collin County, Texas

3)	Commercial Interim Construction Loan Agreement dated January 12, 2007

4)	Commercial Guaranty Agreements executed by Jeffory D. Blackard and Blackard Group, Inc., a Texas corporation dated January 12, 2007

5)	Modification Agreement dated January 12, 2008 executed by Borrower and recorded under Document Number 20080207000152370 of the Official Public Records of Collin County, Texas

6)	Modification Agreement dated July 12, 2008 executed by Borrower and recorded under Document Number 20080805000947610 of the Official Public Records of Collin County, Texas

7)	Modification Agreement dated January 12, 2009 executed by Borrower and recorded under Document Number 20090220000192310 of the Official Public Records of Collin County, Texas

8)	Modification Agreement dated March 12, 2009 executed by Borrower and recorded under Document Number 20090421000459060 of the Official Public Records of Collin County, Texas

9)	Modification Agreement dated January 12, 2009 executed by Borrower and recorded under Document Number 20100119000056980 of the Official Public Records of Collin County, Texas

Schedule 7

$ 4,356,000.00 Adriatica Commercial One Loan Documents

1)	Promissory note dated November 17, 2005, in the original principal sum of $4,356,000.00

2)	Deed of Trust dated November 17, 2005 recorded in Volume 06051, Page 02528 of the Official Public Records of Collin County, Texas

3)	Assignment of Leases and Rents dated November 17, 2005 recorded in Volume 06051, Page 02544 of the Official Public Records of Collin County, Texas

4)	Loan Agreement with Construction Addendum dated November 17, 2005

5)	Security Agreement covering Equipment dated November 17, 2005

6)	UCC-1 Financing Statement covering Equipment filed in the office of the Texas Secretary of State

7)	Commercial Guaranty Agreements executed by Jeffory D. Blackard and Blackard Group, Inc., a Texas corporation dated November 17, 2005

8)	Modification Agreement dated November 17, 2006 executed by Borrower recorded under Document Number 20061226001804760 of the Official Public Records of Collin County, Texas

9)	Modification Agreement dated April 17, 2009 executed by Borrower recorded under Document Number 20090529000652560 of the Official Public Records of Collin County, Texas

10)	Modification Agreement dated January 17, 2009 executed by Borrower recorded under Document Number 20100119000056400 of the Official Public Records of Collin County, Texas

Schedule 8

$250,000.00 Adriatica Commercial One Loan Documents

1)	Promissory note dated December 14, 2006, in the original principal sum of $250,000.00

2)	Deed of Trust dated December 14, 2006 recorded under Document Number 20061220001789790 of the Official Public Records of Collin County, Texas

3)	Assignment of Leases and Rents dated December 14, 2006 recorded under Document Number 20061220001789800 of the Official Public Records of Collin County, Texas

4)	Loan Agreement with Construction Addendum dated December 14, 2006

5)	Security Agreement covering Equipment dated December 14, 2006

6)	UCC-1 Financing Statement covering Equipment filed in the office of the Texas Secretary of State

7)	Commercial Guaranty Agreements executed by Jeffory D. Blackard and Blackard Group, Inc., a Texas corporation dated December 14, 2006

8)	Modification Agreement dated April 17, 2009 executed by Borrower recorded under Document Number 20090529000652570 of the Official Public Records of Collin County, Texas

9)	Modification Agreement dated January 17, 2009 executed by Borrower recorded under Document Number 20100119000056390 of the Official Public Records of Collin County, Texas

Schedule 9

$3,147,718.00 Adriatica Retail Loan Documents

1)	Promissory note dated April 4, 2007, in the original principal sum of $3,147,718.00

2)	Deed of trust dated April 4, 2007 recorded under Document Number 0070419000526360 of the Official Public Records of Collin County, Texas

3)	Assignment of Leases and Rents dated April 4, 2007 recorded under Document Number 20073419000526370 of the Official Public Records of Collin County, Texas

4)	Loan Agreement with Construction Addendum dated April 4, 2007

5)	Commercial Guaranty Agreements executed by Jeffory D. Blackard and Blackard Group, Inc., a Texas corporation dated April 4, 2007

6)	Modification Agreement executed by Borrower dated May 4, 2008 recorded under Document Number 20080528000641060 of the Official Public Records of Collin County, Texas

7)	Modification Agreement executed by Borrower dated October 4, 2008 recorded under Document Number 20081016001231560 of the Official Public Records of Collin County, Texas

8)	Modification Agreement executed by Borrower dated December 4, 2008 recorded under Document Number 20081224001448770 of the Official Public Records of Collin County, Texas

9)	Modification Agreement executed by Borrower dated February 4, 2009 recorded under Document Number 20090303000236050 of the Official Public Records of Collin County, Texas

10)	Modification Agreement executed by Borrower dated January 4, 2009 recorded under Document Number 20100119000056380 of the Official Public Records of Collin County, Texas

Schedule 10

$130,000.00 SB Harbor Documents

1)	Promissory note dated January 14, 20l0, in the original principal sum of $130,000.00

2)	Deed of Trust dated January 14, 2010 recorded under Document Number 20100120000060460 of the Official Public Records of Collin County, Texas

3)	Loan Agreement dated January 14, 2010

4)	Commercial Guaranty Agreements executed by JEFFORY D. BLACKARD and BLACKARD GROUP, INC., a Texas corporation dated January 14, 2010

5)	Modification Agreement executed by Borrower dated April 14, 2010 recorded under Document Number 20100604000568820 of the Official Public Records of Collin County, Texas

Schedule 11

$400,000.00 SB Harbor Documents

1)	Promissory note dated April 1, 2011, in the original principal sum of $400,000.00

2	Deed of Trust dated April 1, 2011 recorded under Document Number of the Official Public Records of Collin County, Texas and Galveston County, Texas

3)	Loan Agreement dated April 1, 2011

4)	Commercial Guaranty Agreements executed by Jeffory D. Blackard and Blackard Group, Inc., a Texas dated April 1, 2011

FIRST AMENDMENT TO LOAN PURCHASE AND SALE AGREEMENT

1. Parties: FIRST UNITED BANK AND TRUST COMPANY (the “Seller”) and INDEPENDENT BANK GROUP, INC. (the “Purchaser”) have entered into a Loan Purchase and Sale Agreement (the “Contract”) dated May 6, 2011.

2. The Contract is amended as follows:

(i)	Section 1, Subsection (ix) is hereby amended and restated in its entirety to read as follows:

(ix)	Purchase Price:	Sixteen Million Two Hundred Fifty Thousand and 00/100 Dollars ($16,250,000.00). The Cash Portion of the Purchase Price shall be $4,062,500.00.

(ii)	Section 1, Subsection (x) is hereby amended and restated in its entirety to read as follows:

(x)	Purchase Loan:	Subject to normal seller approval as provided in Paragraph 5 (c):

A loan from Seller to Purchaser for the purchase of the Loans, which: (i) shall be in the principal amount of $12,187,500.00; (ii) have a maturity of four (4) years from the date of the Closing; (iii) bear interest at the rate of 3.25% per annum for the first two (2) years of the Purchase Loan, and then Wall Street Journal Prime floating thereafter; (iv) shall have interest payable quarterly; and (v) shall be evidenced by such promissory notes, security agreements, allonges, endorsements, assignments, loan covenants and guarantees as may be required by Seller

It is acknowledged by Purchaser and Seller that the definitive loan documents evidencing the Purchase Loan shall be in the customary and standard form of loans of a similar nature extended by Seller, with the above provisions merely providing the general parameters of the loan conditions of the Purchase Loan.

(iii)	Section 1, Subsection (xi) is hereby amended and restated in its entirety to read as follows:

	(xi)	Review Period:	That period of time ending at 5:00 p.m. central-standard time on that date which is June 17, 2011.

(iv)	Section 1, Subsection (xiii) is hereby amended and restated in its entirety to read as follows:

	(xiii)	Closing Date:	June 28, 2011.

3. Except as amended hereby the provisions of the Contract shall continue in full force and effect and Seller and Purchaser acknowledge and affirm their obligations thereunder. In the event of an inconsistency between this First Amendment and the terms of the Contract, this First Amendment shall govern.

Effective Date: June 15, 2011

SELLER:		PURCHASER:

FIRST UNITED BANK AND TRUST COMPANY		INDEPENDENT BANK GROUP, INC.

BY:	/s/ G. Massey	BY:	/s/ D.R. Brooks

NAME:	Greg Massey	NAME:	D. Brooks

TITLE:	President	TITLE:	Chairman/CEO